UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WELLS FARGO FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

January 14, 2009

Talking Points: Proxy Vote to Elect Seven Board of Trustee Members

Two definitive proxy statements proposing the election of seven nominees to the Boards of Trustees of Wells Fargo Funds Trust and Wells Fargo Variable Trust were filed with the SEC on January 7, 2009. A special meeting of shareholders of Wells Fargo Funds Trust will be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on February 27, 2009, at 3 p.m., Pacific Time. A special meeting of shareholders of Wells Fargo Variable Trust will be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on February 27, 2009, at 4 p.m., Pacific Time. The purpose of these meetings is to elect seven nominees to the Board of Trustees of each Trust.

The Board unanimously proposes that the following nominees be elected or reelected to serve as Trustees of each Trust:

•	Mr. Peter G. Gordon

•	Ms. Judith M. Johnson

•	Ms. Olivia S. Mitchell

•	Mr. Timothy J. Penny

•	Mr. Donald C. Willeke

•	Mr. Isaiah Harris, Jr.

•	Mr. David F. Larcker

The following questions and answers are intended for shareholders, investment professionals, and plan sponsors who have questions about the election.

Frequently Asked Questions and Answers About This Proxy Vote

Q:	Are all seven nominees new to the Board of Trustees?

A:	No, the first five nominees listed are current Trustees and the last two are current members of the Advisory Board of each Trust, a body that provides advisory support for the Board without voting authority.

Q:	Why are shareholders requested to elect nominees to the Board?

A:	The Investment Company Act of 1940 requires each Trust to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by shareholders. Each Board is currently composed of six Trustees, four of whom have been previously elected by shareholders.

One of the current Trustees who had been elected by shareholders, Mr. Thomas Goho, intends to resign his position at the end of the first quarter of 2009. At that time, less than two-thirds of the Trustees on the Board will have been elected by shareholders. Accordingly, any person nominated to fill the resulting Trustee vacancy must be elected by shareholders.

Q:	Why is the Board adding more members?

A:	New independent Trustee nominees are proposed to be included to continue to have a representation of independent Trustees with a diversity of backgrounds and talents.

Q:	If the slate of nominees is elected, what will be the outcome?

A:	Effective April 1, 2009, each Board will consist of seven Trustees, all of whom will be independent Trustees of each Trust.

Q:	How can shareholders access proxy materials?

A:	Access to proxy materials is available over the Internet to shareholders of Wells Fargo Funds Trust under the Securities and Exchange Commission’s new “notice and access” rules. Shareholders may also request that printed copies of proxy materials be mailed to them without charge. Printed copies of proxy materials were sent to shareholders of Wells Fargo Variable Trust.

Q:	How will shareholders cast their proxy votes?

A:	Shareholders may cast their vote at the meeting, over the Internet, by submitting a printed proxy card, or by calling a toll-free number.

•

The majority of shareholders of Wells Fargo Funds Trust received a Notice of Internet Availability of Proxy Materials which provides the appropriate Web site address where they may access and review the proxy materials. Shareholders may also call the toll-free number provided to request an electronic copy or hardcopy of the proxy materials. Shareholders may cast their vote over the Internet or via telephone by following the instructions provided in the Notice.

•

Shareholders of Wells Fargo Funds Trust and Wells Fargo Variable Trust who received proxy materials in the mail should refer to the proxy ballot included in this mailing for instructions on how to cast their vote by mail, via the Internet, or by calling a toll-free number.

Q:	Who is available to answer shareholder questions about the proxy vote?

A:	If shareholders have questions about the proxy materials, or the proposal, please direct them to their trust officer, investment professional, or Investor Services for the Wells Fargo Advantage Funds at 1-800-222-8222.

If shareholders have questions about how to vote their shares, please refer them to our proxy solicitor, The Altman Group, Inc., at the following numbers:

•	Wells Fargo Funds Trust shareholders, please call 1-866-828-6931.

•	Wells Fargo Funds Variable Trust shareholders, please call 1-866-406-2287.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company. 113945-0109

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC

Election of Members to the Board of Trustees

Frequently Asked Questions

Two definitive proxy statements proposing the election of seven nominees to the Boards of Trustees of Wells Fargo Funds Trust and Wells Fargo Variable Trust were filed with the SEC on January 7, 2009. A special meeting of shareholders of Wells Fargo Funds Trust will be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on February 27, 2009, at 3 p.m., Pacific Time. A special meeting of shareholders of Wells Fargo Variable Trust will be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on February 27, 2009, at 4 p.m., Pacific Time. The purpose of these meetings is to elect seven nominees to the Board of Trustees of each Trust.

The Board unanimously proposes that the following nominees be elected or reelected to serve as Trustees of each Trust:

•	Mr. Peter G. Gordon

•	Ms. Judith M. Johnson

•	Ms. Olivia S. Mitchell

•	Mr. Timothy J. Penny

•	Mr. Donald C. Willeke

•	Mr. Isaiah Harris, Jr.

•	Mr. David F. Larcker

The following questions and answers are intended for shareholders, investment professionals, and plan sponsors who have questions about the election.

Frequently Asked Questions and Answers About This Proxy Vote

Q:	Are all seven nominees new to the Board of Trustees?

A:	No, the first five nominees listed are current Trustees and the last two are current members of the Advisory Board of each Trust, a body that provides advisory support for the Board without voting authority.

Q:	Why are shareholders requested to elect nominees to the Board?

A:	The Investment Company Act of 1940 requires each Trust to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by shareholders. Each Board is currently composed of six Trustees, four of whom have been previously elected by shareholders.

One of the current Trustees who had been elected by shareholders, Mr. Thomas Goho, intends to resign his position at the end of the first quarter of 2009. At that time, less than two-thirds of the Trustees on the Board will have been elected by shareholders. Accordingly, any person nominated to fill the resulting Trustee vacancy must be elected by shareholders.

Q:	Why is the Board adding more members?

A:	New independent Trustee nominees are proposed to be included to continue to have a representation of independent Trustees with a diversity of backgrounds and talents.

Q:	If the slate of nominees is elected, what will be the outcome?

A:	Effective April 1, 2009, each Board will consist of seven Trustees, all of whom will be independent Trustees of each Trust.

Q:	How can shareholders access proxy materials?

A:	Access to proxy materials is available over the Internet to shareholders of Wells Fargo Funds Trust under the Securities and Exchange Commission's new “notice and access” rules. Shareholders may also request that printed copies of proxy materials be mailed to them without charge. Printed copies of proxy materials were sent to shareholders of Wells Fargo Variable Trust.

Q:	How will shareholders cast their proxy votes?

A:	Shareholders may cast their vote at the meeting, over the Internet, by submitting a printed proxy card, or by calling a toll-free number.

•

The majority of shareholders of Wells Fargo Funds Trust received a Notice of Internet Availability of Proxy Materials which provides the appropriate Web site address where they may access and review the proxy materials. Shareholders may also call the toll-free number provided to request an electronic copy or hardcopy of the proxy materials. Shareholders may cast their vote over the Internet or via telephone by following the instructions provided in the Notice.

•

Shareholders of Wells Fargo Funds Trust and Wells Fargo Variable Trust who received proxy materials in the mail should refer to the proxy ballot included in this mailing for instructions on how to cast their vote by mail, via the Internet, or by calling a toll-free number.

Q:	Who is available to answer shareholder questions about the proxy vote?

A:	If shareholders have questions about the proxy materials, or the proposal, please direct them to their trust officer, investment professional, or Investor Services for the Wells Fargo Advantage Funds at 1-800-222-8222.

If shareholders have questions about how to vote their shares, please refer them to our proxy solicitor, The Altman Group, Inc., at the following numbers:

•	Wells Fargo Funds Trust shareholders, please call 1-866-828-6931.

•	Wells Fargo Funds Variable Trust shareholders, please call 1-866-406-2287.

This Web site is accompanied by current prospectuses for Wells Fargo Advantage Funds®, an EdVestSM program description (PDF), and a tomorrow’s scholar® program description (PDF).

For 529 plans, an investor’s or a designated beneficiary’s home state may offer state tax or other benefits that are only available for investments in that state’s qualified tuition program. Please consider this before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

©2009 Wells Fargo Funds Management, LLC. All rights reserved. EdVest and tomorrow’s scholar are state-sponsored 529 college savings plans administered by the Wisconsin Office of the State Treasurer. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Managed Account Services, Wells Fargo Advantage Funds, the Wells Fargo AdvisorSM program, and the EdVest and tomorrow’s scholar plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company. 113945-0109

This Web site is for information purposes only and is not intended as a solicitation to sell or buy any security. Wells Fargo Advantage Funds are offered by prospectus and only to residents of the United States. Wells Fargo does not control or endorse and is not responsible for third-party Web sites to which this site links.

Terms of Use | PRIVACY POLICY | Proxy Policies & Voting Records | Security Policy

Wells Fargo Advantage Funds 1-800-359-3379

WELLS FARGO

ADVANTAGE FUNDS

Investment Professional

Our Sites

Contact Us

Help

Search

Go

Welcome First name last name

Password

Subscriptions

Logout

DST Vision Login

Personal Accounts Login

Home

Products

Sales Resource Center

News & Commentaries

Tools & Calculators

Integration News

Economic Events

Commentaries

Quarterly Reports

Newsletters & White Papers

Podcasts & Videos

On the Trading Desk

Press Room

Product Alerts

Related Information

Mutual Fund Screener

Wholesaler Locator

Download Literature

IRA Products

Search for a FUND

News & Commentaries

Product Alerts

Talking Points: Proxy Vote to Elect Seven Board of Trustee Members

Talking Points: Proxy Vote to Elect Seven Board of Trustee Members

Two definitive proxy statements proposing the election of seven nominees to the Boards of Trustees of Wells Fargo Funds Trust and Wells Fargo Variable Trust were filed with the SEC on January 7, 2009. A special meeting of shareholders of Wells Fargo Funds Trust will be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on February 27, 2009, at 3 p.m., Pacific Time. A special meeting of shareholders of Wells Fargo Variable Trust will be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on February 27, 2009, at 4 p.m., Pacific Time. The purpose of these meetings is to elect seven nominees to the Board of Trustees of each Trust.

The Board unanimously proposes that the following nominees be elected or reelected to serve as Trustees of each Trust:

Mr. Peter G. Gordon

Ms. Judith M. Johnson

Ms. Olivia S. Mitchell

Mr. Timothy J. Penny

Mr. Donald C. Willeke

Mr. Isaiah Harris, Jr.

Mr. David F. Larcker

The following questions and answers are intended for shareholders, investment professionals, and plan sponsors who have questions about the election.

Frequently Asked Questions and Answers About This Proxy Vote

Q: Are all seven nominees new to the Board of Trustees?

A: No, the first five nominees listed are current Trustees and the last two are current members of the Advisory Board of each Trust, a body that provides advisory support for the Board without voting authority.

Q: Why are shareholders requested to elect nominees to the Board?

A: The Investment Company Act of 1940 requires each Trust to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by shareholders. Each Board is currently composed of six Trustees, four of whom have been previously elected by shareholders.

One of the current Trustees who had been elected by shareholders, Mr. Thomas Goho, intends to resign his position at the end of the first quarter of 2009. At that time, less than two-thirds of the Trustees on the Board will have been elected by shareholders. Accordingly, any person nominated to fill the resulting Trustee vacancy must be elected by shareholders.

Q: Why is the Board adding more members?

A: New independent Trustee nominees are proposed to be included to continue to have a representation of independent Trustees with a diversity of backgrounds and talents.

Q: If the slate of nominees is elected, what will be the outcome?

A: Effective April 1, 2009, each Board will consist of seven Trustees, all of whom will be independent Trustees of each Trust.

Q: How can shareholders access proxy materials?

A: Access to proxy materials is available over the Internet to shareholders of Wells Fargo Funds Trust under the Securities and Exchange Commission’s new “notice and access” rules. Shareholders may also request that printed copies of proxy materials be mailed to them without charge. Printed copies of proxy materials were sent to shareholders of Wells Fargo Variable Trust.

Q: How will shareholders cast their proxy votes?

A: Shareholders may cast their vote at the meeting, over the Internet, by submitting a printed proxy card, or by calling a toll-free number.

The majority of shareholders of Wells Fargo Funds Trust received a Notice of Internet Availability of Proxy Materials which provides the appropriate Web site address where they may access and review the proxy materials. Shareholders may also call the toll-free number provided to request an electronic copy or hardcopy of the proxy materials. Shareholders may cast their vote over the Internet or via telephone by following the instructions provided in the Notice.

Shareholders of Wells Fargo Funds Trust and Wells Fargo Variable Trust who received proxy materials in the mail should refer to the proxy ballot included in this mailing for instructions on how to cast their vote by mail, via the Internet, or by calling a toll-free number.

Q: Who is available to answer shareholder questions about the proxy vote?

A: If shareholders have questions about the proxy materials, or the proposal, please direct them to their trust officer, investment professional, or Investor Services for the Wells Fargo Advantage Funds at 1-800-222-8222.

If shareholders have questions about how to vote their shares, please refer them to our proxy solicitor, The Altman Group, Inc., at the following numbers:

Wells Fargo Funds Trust shareholders, please call 1-866-828-6931.

Wells Fargo Funds Variable Trust shareholders, please call 1-866-406-2287.

PRINTER FRIENDLY

E-MAIL A COLLEAGUE

FONT SIZE

TOP

FOR INSTITUTIONAL INVESTOR USE ONLY - NOT FOR USE WITH THE PUBLIC

This Web site is accompanied prospectuses for Wells Fargo Advantage Funds(R) and a program description for the tomorrow’s scholar(R) plan.

For 529 plans, an investor’s or a designated beneficiary’s home state may offer state tax or other benefits that are only available for investments in that state’s qualified tuition program. Please consider this before investing.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

(C) 2009 Wells Fargo Funds Management, LLC. All rights reserved. tomorrow’s scholar is a state-sponsored 529 college savings plan administered by the Wisconsin Office of the State Treasurer. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds, tomorrow’s scholar plan, and Wells Fargo Managed Account Services. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plan are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

This Web site is for information purposes only and is not intended as a solicitation to sell or buy any security. Wells Fargo Advantage Funds are offered by prospectus and only to residents of the United States. Wells Fargo does not control or endorse and is not responsible for third-party web sites to which this site links.

Terms of Use

Privacy Policy

Proxy Policies & Voting Records

Security Policy

Wells Fargo Advantage Funds

Investment Professional 1-888-877-9275

Institutional Sales Professional 1-866-765-0778

WELLS FARGO

ADVANTAGE FUNDS

VOTE to Elect the Board of Trustees

View the Proxy Statement

INDIVIDUAL INVESTORS

INVESTMENT PROFESSIONALS

INSTITUTIONAL CASH MANAGEMENT

ENTER SITE

Keyword/search

ABOUT US

PRESS ROOM

FUND INFORMATION

PRIVACY & SECURITY

LEGAL INFORMATION SEARCH

This Web site is accompanied by current prospectuses for Wells Fargo Advantage Funds, an EdVestSM program description (PDF), and a tomorrow’s scholar® program description (PDF).

For 529 plans, an investor’s or a designated beneficiary’s home state may offer state tax or other benefits that are only available for investments in that state’s qualified tuition program. Please consider this before investing.

An Investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2009 Wells Fargo Funds Management, LLC. All rights reserved. EdVest and tomorrow’s scholar are state-sponsored 529 college savings plans administered by the Wisconsin Office of the State Treasurer. Wells Fargo Funds Management,

LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Managed Account Services, Wells Fargo Advantage Funds, the Wells Fargo AdvisorSM program, and the EdVest and tomorrow’s scholar plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

This Web site is for information purposes only and is not intended as a solicitation to sell or buy any security. Wells Fargo Advantage Funds are offered by prospectus and only to residents of the United States. Wells Fargo does not control or endorse and is not responsible for third-party Web sites to which this site links.

WELLS FARGO

ADVANTAGE FUNDS

Home

About Us

Press Room

Fund Information

Privacy & Security

Legal Information

Search

Your Vote is Important

As a Fund shareholder, you are asked to elect nominees to the Board of Trustees of the Wells Fargo Funds Trust. Please read your proxy statement before casting your vote.

Read or download the proxy statement

Frequently Asked Questions

Refer to your proxy statement or proxy card for details on your voting options. If you have misplaced this information, please call 1-866-828-6931 for assistance.

The site you are about to enter is maintained by The Altman Group, a third-party distributor, who partners with financial companies to manage the paper and electronic delivery of prospectuses, shareholder reports, and proxy material. Your company has contracted for this service.

PRINTER FRIENDLY

E-MAIL A FRIEND

FONT SIZE

TOP

This Web site is accompanied by current prospectuses for Wells Fargo Advantage Funds®, an EdVes SM program description (PDF) and a tomorrow’s scholar ® program description (PDF).

For 529 plans, an investor’s or a designated beneficiary’s home state may offer state tax or other benefits that are only available for investments in that state’s qualified tuition program. Plase consider this before investing.

NOT FDIC INSURED . NO BANK GUARANTEE. MAY LOSE VALUE

© 2009 Wells Fargo Funds Management, LLC. All rights reserved. EdVest and tomorrow’s scholar are state-sponsored 529 college savings plans administered by the Wisconsin Office of the State Treasurer. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Managed Account Services, Wells Fargo Advantage Funds, the Wells Fargo

AdvisorSM program, and the EdVest and tomorrow’s scholar plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Fund and shares in the 529 plans are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

This Web site is for information purposes only and is not intended as a solicitation to sell or buy any security. Wells Fargo Advantage Funds are offered by prospectus and only to residents of the United States. Wells Fargo does not control or endorse and is not responsible for third-party Web sites to which this site links.

Terms of Use | PRIVACY POLICY | Proxy Policies & Voting Records | Security Policy

Wells Fargo Advantage Funds 1-800-359-3379